UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2021 (May 27, 2021)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	SBFG	The NASDAQ Stock Market, LLC
7,202,665 Outstanding at May 28, 2021		(NASDAQ Capital Market)

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2021, SB Financial Group, Inc. (the “Company”) completed the issuance and sale of $20 million aggregate principal amount of its 3.65% Fixed-to-Floating Rate Subordinated Notices due 2031 (the “Notes”) in a private placement (the “Private Placement”) exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Private Placement of the Subordinated Notes was completed pursuant to a Subordinated Note Purchase Agreement dated as of May 27, 2021 (the “Purchase Agreement”), entered into by the Company with certain “qualified institutional buyers” as defined in Rule 144A under the Securities Act and/or institutional “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act. The Purchase Agreement contains customary representations, warranties, covenants and agreements, including the terms and conditions of the issuance and sale of the Notes in the Private Placement, indemnification and contributions obligations, and other terms and conditions customarily contained in agreements of this type.

The Notes will initially bear interest at 3.65% per annum, from and including May 27, 2021, to but excluding June 1, 2026 or the earlier redemption of the Notes, payable semi-annually in arrears on June 1 and December 1 of each year, beginning December 1, 2021. From and including June 1, 2026, to but excluding the Maturity Date (i.e., June 1, 2031) or the earlier redemption of the Notes, the Notes will bear interest at a rate per annum, reset quarterly, equal to the then current Secured Overnight Financing Rate (SOFR) plus 296 basis points, payable quarterly in arrears on March 1, June 1, September 1, and December 1 of each year.

The Company may, at its option, on or after June 1, 2026, redeem the Notes in whole or in part at any time, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), at a redemption price equal to 100% of the outstanding principal amount to be redeemed, plus accrued but unpaid interest thereon to but excluding the date of redemption. The Company may also redeem the Notes, in whole but not in part, at any time, including prior to June 1, 2026, subject to obtaining the prior approval of the Federal Reserve, if (i) a change in law or other event occurs that creates a risk that the Company will not be able to treat the Subordinated Notes as Tier 2 capital for regulatory capital purposes, (ii) a change in law or administrative or judicial interpretation occurs that creates a material risk that interest payable by the Company on the Subordinated Notices will not be deductible by the Company or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended.

The Notes are generally unsecured, subordinated obligations of the Company and are not guaranteed by any of the Company’s subsidiaries. The Notes are junior in right of payment to the Company’s existing and future senior indebtedness.

On May 27, 2021, the Company issued a press release announcing the completion of the Private Placement of the Subordinated Notes, which is filed as Exhibit 99.1 to this Current Report on Form 10-K and is incorporated herein by reference.

The foregoing summary of the Notes and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the form of Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 8.01 Other Events.

On May 27, 2021, the Company announced that its Board of Directors has authorized a share repurchase program extending through May 31, 2022, pursuant to which the Company may purchase up to an aggregate of 750,000 common shares, equal to approximately 10% of the outstanding common shares of the Company.

Under the share repurchase program, the Company may purchase shares from time to time through various means, including open market transactions and privately negotiated transactions. Open market purchases will be made in accordance with applicable securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Company will repurchase shares at times and at prices considered appropriate by management, although the exact timing of the purchases and the number of common shares to be purchased will depend on market conditions and other factors. The Company may commence or suspend repurchases at any time or periodically without prior notice and the exact number of shares to be repurchased by the Company is not guaranteed.

A copy of the press release issued by the Company on May 27, 2021, announcing the authorization of the share repurchase program, is filed as Exhibit 99.2 to this Current Report on Form 10-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of 3.65% Fixed-to-Floating Rate Subordinated Note due 2031

10.1	Form of Subordinated Note Purchase Agreement by and between the Company and the several Purchasers

99.1	Press Release dated May 27, 2021 announcing the Company’s completion of its private placement of Subordinated Notes

99.2	Press Release dated May 27, 2021 announcing the Company’s share repurchase program

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: May 28, 2021	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 28, 2021

SB Financial Group, Inc.

Exhibit No.	Description
4.1	Form of 3.65% Fixed-to-Floating Rate Subordinated Note due 2031

10.1	Form of Subordinated Note Purchase Agreement by and between the Company and the several Purchasers

99.1	Press Release dated May 27, 2021 announcing the Company’s completion of its private placement of Subordinated Notes

99.2	Press Release dated May 27, 2021 announcing the Company’s share repurchase program

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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